Sub-Item 77Q1(a)

            Copies of any material amendments to the registrant's charter or by-laws:

            Ninth Amended and Restated Declaration of Trust, effective February 25, 2010.
Incorporated herein by reference to the Registrant's Registration Statement as filed with the Securities and Exchange Commission on February 28, 2010
            (Accession Number 0001145443-10-000943).